MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2004-HC1

Payment Number	10
Beginning Date of Collection Period	01-May-05
End Date of Collection Period	31-May-05
Payment Date	20-Jun-05
Previous Payment Date	20-May-05

Funds Disbursement
Collected Funds	31,653,000.40
Available Payment Amount	31,433,772.93
Principal Collections	28,162,348.12
Interest Collections (net of servicing fee)	3,271,424.81
Net of Principal Recoveries	3,220,824.81
Principal Recoveries	50,600.00
Servicing Fee	219,227.47
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	31,653,000.40
Interest Paid to Notes	1,251,023.89
Principal Paid to Notes	29,839,830.13
Transferor - pursuant to 5.01 (a) (xii)	342,918.91
Servicing Fee	219,227.47

Pool Balance
Beginning Pool Balance	526,145,935.44
Principal Collections (including repurchases)	28,162,348.12
Additional Principal Reduction Amount	80,249.25
Ending Pool Balance	497,903,338.07

Collateral Performance
Cash Yield (% of beginning balance)	7.85%
Loss Rate (net of principal recoveries; % of beginning balance)	0.07%
Net Yield	7.78%
Realized Losses	29,649.25
Cumulative Realized Losses	271,902.76
Cumulative Loss Percentage	0.04%
Delinquent Loans
One Payment Principal Balance of loans	9,704,952.31
One Payment Number of loans	85
Two Payments Principal Balance of loans	2,693,035.68
Two Payments Number of loans	25
Three+ Payments Principal Balance of loans	7,750,791.96
Three+ Payments Number of loans	79

Two Payments-Plus Delinquency Percentage	2.10%
Two Payments-Plus Rolling Average	1.73%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,409
Number outstanding end of period	4,197
Number of REO as of the end of the Collection Period	5
Principal Balance of REO as of the end of the Collection Period	336,761.88

Overcollateralization
Begin OC Amount	107,816,451.55
OC Release Amount	0.00
Extra Principal Payment Amount	1,597,232.76
End OC Amount	109,413,684.31

Target OC Amount	109,413,684.31
Interim OC Amount	107,816,451.55
Interim OC Deficiency	1,597,232.76

Monthly Excess Cashflow	1,940,151.67
Principal Payment Amount	28,162,348.12
Principal Collections	28,162,348.12
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	754,577,133.16
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.09000%
Class A Formula Rate (1-mo. Libor plus 35bps)	3.44000%
Class A Note Rate	3.44000%
Class M Formula Rate (1-mo. Libor plus 50bps)	3.59000%
Class M Note Rate	3.59000%
Available Funds Cap	7.21822%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	46.277871
2. Principal Payment per $1,000	44.432676
3. Interest Payment per $1,000	1.845195

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.44000%
2. Days in Accrual Period	31

3. Class A Interest Due	967,677.39
4. Class A Interest Paid	967,677.39
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	326,672,785.96
2. Class A Principal Due	23,301,872.84
3. Class A Principal Paid	23,301,872.84
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	303,370,913.12

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	62.290899%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	57.847632%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	60.929681%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	46.358330
2. Principal Payment per $1,000	44.432676
3. Interest Payment per $1,000	1.925654

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.59000%
2. Days in Accrual Period	31

3. Class M Interest Due	283,346.50
4. Class M Interest Paid	283,346.50
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	91,656,697.93
2. Class M Principal Due	6,537,957.29
3. Class M Principal Paid	6,537,957.29
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	85,118,740.64

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	62.290899%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	57.847632%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	17.095435%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2004-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 27, 2004 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2004-HC1, the Servicer, HSBC Bank USA, National Association as Administrator
and U.S. Bank National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on June 20, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of June, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer